                                                                   Exhibit 10.10
                                  RIDER NO. 1
                                       To
                              LEASE SCHEDULE NO. 1
                                       To
                                MASTER AGREEMENT
                          Dated As Of December 4, 1998

               This Rider No. 1 (the "Rider") is entered into between BancBoston Leasing Inc. ("Lessor") and American TeleSource International, Inv. ("Lessee"), is contemporaneous with and amends the above-referenced Lease Schedule together with all riders and amendments thereto, (the "Lease Schedule") which incorporates the terms and conditions of above-referenced Master Agreement by and between Lessor and Lessee (the "Master Agreement"). It is the intention of Lessor and Lessee that, upon execution, this Rider shall constitute a part of the Lease Schedule and the Master Agreement.

     IN CONSIDERATION OF the mutual covenants and promises as hereinafter set forth, Lessor and Lessee hereby agree as follows:

1. All capitalized terms used in this Rider shall, unless otherwise defined, have the meanings set forth in the Lease Schedule. The terms of this Rider shall apply only to the equipment (the "Equipment") set forth on the Lease Schedule.

2.   To add a new Section 8 to the Lease Schedule, as follows:

          "8. Tax Indemnification. In the event any of the Equipment is, at any time during the Term of the Lease, located outside the United States (the "Foreign Equipment"), Lessee agrees to pay, indemnify and hold Lessor harmless from any of the following Taxes, as hereinafter defined, attributable to the Foreign Equipment or the Lease as it relates thereto:
          (a) any sales, use, excise, import or export, value added, or similar tax or duty and any other tax or duty not based on Lessor's net income, and (b) any taxes required to be withheld or deducted from any payment required under the Lease from the Lessee and all such taxes and any additional amounts which the Lessor specifies as necessary to preserve the after-tax yield the Lessor would have received if such taxes were not imposed shall be paid by the Lessee; and (c) all government permit fees, license fees, customs fees or similar fees levied upon the Foreign Equipment or the Lease. All foregoing fees and taxes shall be referred to as Taxes. The Taxes to be paid pursuant to this Section are in addition to any other payment due under the Lease. The obligations and indemnities of Lessee under this Section 8 shall continue in full force and effect, and shall survive, notwithstanding the expiration or other termination of this Master Agreement or the Lease Schedule".

     The terms and conditions of this Rider shall prevail where there may be conflicts or inconsistencies with the terms and conditions of the Lease Schedule as it applies to the Equipment.

     IN WITNESS WHEREOF, Lessor and Lessee, by their duly authorized representatives, have executed and delivered this Rider which is intended to take effect as a sealed instrument as of the date of the Lease Schedule.

Accepted and Agreed to at Boston, Massachusetts
BANCBOSTON LEASING INC                            AMERICAN TELESOURCE
                                                  INTERNATIONAL, INC.
By: _______________________________            By: /s/ H. Douglas Saathoff
Title: ____________________________            Title:  CFO

                              LEASE SCHEDULE NO. 1
                                       TO
                                MASTER AGREEMENT
                          Date as Of December 4, 1998

This is Counterpart No. 2 of 2 which has been serially numbered and manually executed. To the extent that this document constitutes chattel paper under
Article 9 of the Uniform Commercial Code of the Commonwealth of Massachusetts, no security interest in this document may be created through transfer or possession of any counterpart other than Counterpart No. 1.

     This Lease Schedule dated as of the 21/st/ day of January, 1999 is attached to and made a part of that certain Master Agreement ("Master Agreement") dated December 4, 1998 between BANCBOSTON LEASING INC ("Lessor") and American Telesource International, Inc. ("Lessee").

I.   Equipment Location:

12500 Network Blvd. Suite 407
San Antonio, TX 78249

Equipment Description:

Invoice 192047
                                        Equipment                               Acquisition
Quantity  Manufacturer/Supplier  Description                               Cost
     1    Network Equipment                  INSTALLATION                       $xxxxx
          Technologies, Inc.                 INSTALLATION

Invoice 192048

     1    Network Equipment                  P2P-0192D                                    $xxxxx
          Technologies, Inc.                 POWER SUPPLY, 48-60VDC, DC
     3                                       P2L-0148N                                    $xxxxx
                                       MOD.TRK,E3,NRDN     95

     1                                       P2L-015OR                                    $xxxxxx
                                       MOD,ACS,MAIN,TXN,RDNT
     8                                       P2L-0115                                     $xxxxxx
                             MOD,PR,E1,CE+75 TXN,NRDNT
     1                                       P2N-0606D                                    $xxxxxxx
                                       PROMINA 2000, DC, MULTISRVC
     1                                       P2R-0700U                                    $xxxxxxx
                                       P2000 REMOTEACCESS UNIT,
                                       120VAC
     1                                       P2S-278ML                                    $xxxxxxx
                                       PVP, FMS/CMS S/W ADD-ONS-LIC
     1                                       P2S-301ML                                    $xxxxxxx
                                       PVP, FMS, OMS FMS FOUNDATION
     1                                       P2SW-0600                                    $xxxxxxx
                                       PROMINA 2000 S/W-INITIAL
                                       LICENSE

Invoice 192050
     1    Network Equipment                  097013L-009                                  $xxxxxxx
          Technologies, Inc.                 PS, STAGING SERVICES

Invoice 192051
     1    Network equipment                  EOS-GXT ONLINE DBL CONV            $xxxxx
          Technologies, Inc.                 LIEBERT GXT1500-RT-120 UPS
     1                                       EOS-CISCO760                       $xxxxx
                                 CISCO 766M ISDN ROUTER
     2                                       EOS-US ROBOTICS V.34               $xxxxx
                                 US ROBOTICS SPORTSTER 33.6 MODEM
                                       V3
     2                                       EOS-LMR4TA-01                      $xxxxx
                                 LANTRONIX LMR8TA-01 MIN HUB 8R
     3                                       EOS-LRSI-T-01                      $xxxxx
                                 LANTRONIX REMOTE ACCESS SERVER
     2                                       EOS-ADTRAN TSU 100 V.35                      $xxxxx
                                 ADTRAN TSU 100 V3.5 CSU/DSU
     1                                       EOS-A21UFE1A9P SUN ULTRA           $xxxxx
                                 SUN ULTRA 5 MDL 270 128MB 4GB FLOP
     1                                       EOS-X7121A SUN MONITOR                       $xxxxx
                                       SUN X7121A 21" COLOR MONITOR
     1                                       EOS-X1032A SUN ETHERNET            $xxxxx
                                       SUN X470A ADAPTER & X1032A
                                       INSTALL
     1                                       EOS-SG-XTAP8MM-010A TAPE           $xxxxx
                                       SUN SG-XTAP*MM-010A U/14GB
                                       8M
     1                                       EOS-SOLS-251-C SOLARIS                       $xxxxx
                                       SUN X3856A CABLE W/PWR SOLARIS 2.5.1.
     1                                       NET HANDLING FEE                             $xxxxx

Invoice 192056
     1    Network Equipment                  INSTALL                                      $xxxxx
          Technologies Inc,                  INSTALLATION

Invoice 192284
     1    Network Equipment                  PS, STAGING SERVICES               $xxxxx
          Technologies, Inc.

Invoice 192285
     1    Network Equipment                  EXPORT                                       $xxxxx
          Technologies, Inc.                 EXPORT SERVICES

Invoice 193015
     1    Network Equipment                  EOS-J1128AB                                  $xxxxxx
          Technologies, Inc.                 HP OPENVIEW VER.4.1/250 OR
                                       LESS IP
     1                                       EOS-SUPPORT UDATE LTU                        $xxxxx
                                 HP PHONE/SAME DAY SYS
                                       SUPPORT 1 YR
     1                                       EOS-HP 5.01 CD-ROM                 $xxxxx
                                       HP NETWORK NODE MANAGER
                                       5.01 CD-ROM
     1                                       EOS-UPDATE CD-ROM                  $xxxxx
                                       HP SUPPORT FOR CD-ROM ONE
                                       YEAR
     1                                       EOS-HP 5.01 DOC FOR UNIX           $xxxxx
                                       HP NETWORK NODE MGR 5.01
                                       DOCUMENT
     1                                       EOS0HP 5.0X DOC FOR UNIX           $xxxxx
                                       PHONE SUPPORT FOR HP NODE
                                        MGR
     1                                       EOS-NET SHUTDOWN SOFTWARE                    $xxxxx
                                       UPS SHUTDOWN S/W FOR SUN
                                       SOLARIS
Invoice 193079
     1    Network Equipment                  PS-TAC                             $xxxxx
          Technologies, Inc.                 ANNUAL TAC&PARTS
                                       MAINTENANCE

     Equipment Location:

     Roberto Rodriguez Saavadra
     Andador 21 No.7
     Col. Benito Juarez
     Nvo. Laredo, Tamps 88274
     R.F.C.-ROSR-540630-9J7

     Equipment Description:

Invoice 192049

     1    Network Equipment                  P2P-01920                               $xxxxx
          Technologies, Inc.                 POWER SUPPLY, 115-23 VAC, AC
     3                                       P2L-0148N                               $xxxxx
                                       MOD.TRK,E3,NRDNT
     1                                       P2L-0150R                               $xxxxx
                                       MOD,ACS MAIN, TXN, RDNT
     8                                       P2L-0155N                               $xxxxx
                                       MOD, PR, E1, CE+75 TXN, NRDNT
     1                                       P2N-0606A                               $xxxxx
                                       PROMINA 2000, AC, MULTISRVC
     1                                       P2R-0700U                               $xxxxx
                                       P2000REMOTE ACCESS UNIT,
                                       120VAC
     1                                       P2SW-0600                               $xxxxx
                                       PROMINA 2000 S/W-INITIAL
                                       LICENSE
     2                                       P2A-129AU                               $xxxxx
                                       CBL, POWER, 115V

Invoice 192048


          1.                                 PSL-0148N                               $xxxxx
                                       MOD.TRK,E3,NRDNT

                                 Texas Up-Front Tax (7.75%)                     $xxxxxx

                                                  Total Acquisition Cost:  $xxxxxxx

2.   Lease Term: thirty-six (36) months commencing on 4/15/99.
                                                      -------

3. Rent: The rent during this Lease Term shall be payable in that number of consecutive payments and in the amount indicated below. The first rent payment is due on April 15, 1999 subsequent payments are due on the 15/th/ day of each subsequent month.

     Payment No.         Monthly Rent
     -----------         ------------
        1-36             $16,634.36 n advance plus applicable taxes
                              (amount to be paid on the fifteen of each month)

4.   Purchase Option Price:  $1.00

5. Security Interest; Remedies: Lessor and Lessee agree that this Lease Schedule constitutes a lease intended as security within the meaning of
     Article 9 of the Uniform Commercial Code ("UCC") as adopted by Massachusetts. Accordingly, Lessee hereby assigns and grants to Lessor a lien, claim and continuing security interest in the Equipment, additions, replacements and proceeds thereof including, without limitation, proceeds of all insurance policies. Such lien, claim and continuing security interest shall secure the payment and performance of all obligations of Lessee to Lessor under this Lease Schedule as well as all other obligations and indebtedness of Lessee to Lessor, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising. In connection with the foregoing, Lessor shall hold legal title to, but not beneficial ownership of, the Equipment as additional security for the obligations of Lessee under this Lease Schedule. Any reference in the Master Agreement to "title" to the Equipment as held by Lessor shall mean, for purposes of this Lease Schedule, legal title.

     Upon the occurrence of an Event of Default, without limiting any of the rights of Lessor under Section 12 of the Master Agreement, Lessor may pursue the rights and remedies of a secured party under the UCC of Massachusetts or any other jurisdiction, and recover such other actual damages as may be incurred by Lessor. In addition, Lessor may sell, lease or otherwise dispose of any or all of the Equipment, whether or not in the possession of Lessor, at public or private sale and with or without notice to Lessee, which notice is hereby expressly waived by Lessee, to the extent permitted by, and not inconsistent with, applicable law.

7. Terms of Schedule: Lessor and Lessee agree that this Lease Schedule shall constitute a lease of the Equipment described in Section 1 above subject to the terms and conditions of which are hereby incorporated by reference in this Lease Schedule and made a part hereof to the same extent as if such terms and conditions were set forth in full herein. Terms used in this Lease Schedule and not otherwise defined herein shall have the meanings set forth in the Master Agreement. In the event of a conflict between the Master Agreement and the Lease Schedule, the terms and conditions of this Lease Schedule shall prevail.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Schedule to be duly executed by their authorized representatives as of this 15/th/ day of
                                                                  -----
     April, 1999.
     -----  ----

     ACCEPTED AT BOSTON, MASSACHUSETTS

     LESSOR                                  LESSEE
     BANCBOSTON LEASING INC.                 AMERICAN TELESOURCE INT'L., INC

     By: /s/ Angela Petrone                  By: /s/ H. Douglas Saathoff
         ----------------------------            -----------------------------

     Title: Assistant Vice President         Title: Chief Financial Officer
            -------------------------               --------------------------

                                                               February 19, 1999

BancBoston Leasing Inc.
100 Federal Street
Mail Stop 01-09-01
Attn.: Angela Petrone
Boston, MA 02110

              RE: Master Agreement dated December 4, 1998 between
                  American TeleSource International, Inc. and BancBoston
              Leasing Inc. (Master Agreement")
              -------------------------------

Dear Ms. Petrone:

This letter is written to acknowledge and confirm certain matters relating to the leasing of certain capital equipment manufactured by Network Equipment Technologies, Inc. ("NET") which BancBoston Leasing Inc. as lessor ("Lessor") has agreed to lease to American TeleSource International, Inc. ("Lessee") pursuant to the Master Agreement, and specifically Lease Schedule No. 1 dated February 19, 1999 to the Master Agreement (" Lease Schedule 1").

Lessee acknowledges that it agreed, at Lessor's request, to make a ten percent (10%) security deposit based upon the Acquisition Cost relating to the Equipment subject to Lease Schedule 1. Lessee erroneously made said security deposit to NET rather than to Lessor. Further, the amount which Lessee paid to NET was based upon its information and belief that the Acquisition Cost for the subject Equipment was $426,975.00, so that the ten percent (10%) security deposit Lessee forwarded to NET was $42,697.50. In fact, the Acquisition Cost relating to the Equipment subject to Schedule No. 1 was $493,174.33, so that the original ten percent (10%) security deposit should have been in the amount of $49,317.33. In effect, the security deposit that Lessee made to NET was short $6,619.83.

Lessee forwards to BBL herewith said $6,619.83 shortfall, via Check #24544, and
                                                                     -----
acknowledges and agrees that NET should forward the balance of $42,697.50 to Lessor, thereby providing Lessor with the agreed upon amount of ten percent (10%) of the Acquisition Cost for schedule 1, or $49,317.33.

The $49,317.33, ten percent (10%) security deposit, will be held by Lessor and/or an affiliate of Lessor in an interest bearing cash collateral account pursuant to a Pledge Agreement of even date herewith by and between Lessor and Lessee, with the interest remitted semi-annually to Lessee directly by Lessor.

Lessee further recognizes that Lessor will fund to NET the amount of $493,174.33 the total amount of the Acquisition Cost of the Equipment relating to schedule 1; and Lessee will remit monthly lease payments to Lessor pursuant to Schedule 1.

                         AMERICAN TELSOURCE INTERNATIONAL, INC.

                         /s/  H. Douglas Saathoff
                         By:  H. Douglas Saathoff
                         Its: CFO

                     CERTIFICATE OF ACCEPTANCE AND WAIVER
                            To LEASE SCHEDULE NO. 1
              Dated as of January 21, 1999 (the "Lease Schedule")
   To Master Agreement dated as of December 4, 1998 (the "Master Agreement")
        Between American TeleSource International, Inc. ("Lessee") and
                       BancBostonLeasing Inc. (Lessor")

1.   EQUIPMENT ACCEPTANCE ; LEASE COMMENCEMENT:
     -----------------------------------------

In order to induce Lessor to commence the Lease Term of the Lease Schedule and to agree to pay the vendor of the Equipment the Equipment Cost thereof when due, Lessee hereby certifies, covenants and represents: (a) that the Equipment has been delivered but not yet fully installed at the location(s) specified on the Lease Schedule, (b) that Lessee nevertheless desires to accept the Equipment for all purposes under the Lease Schedule as of the date hereof (the "Commencement Date"), to commence as of the date hereof the Lease Term including all of Lessee's obligations under the Lease Schedule and the Master Agreement, and to instruct Lessor to pay promptly the vendor of the Equipment the Equipment Cost thereof, (c) that, notwithstanding that the Equipment has not yet been fully installed, Lessee irrevocably waives any and all rights to revoke, reject, repudiate or cancel the Lease Schedule and, as between Lessee and Lessor (but not as between Lessee and vendor), Lessee hereby waives any and all rights to inspect and reject the Equipment as nonconforming or for any other reason; (d) that rent including Monthly rent for all the Equipment shall commence on the Commencement Date and shall not be subject to abatement, offset, reduction, defense, counterclaim, or recoupment for any reason whatsoever. Lessee hereby authorizes and instructs Lessor to insert the payment dates and the Lease Term commencement date, if applicable, in the Lease Schedule.

Lessee: AMERICAN TELESOURCE INTERNATIONAL,INC.

By: /s/ H. Douglas Saathoff

Name: H. Douglas Saathoff

Title:  CFOS

Date: March 29, 1999
            --

PLEDGE AGREEMENT

     This Agreement is made as of the 21/st/ day of January, 1999 among American TeleSource International, Inc., a Texas corporation with its principal place of business at 12500 Network Blvd., San Antonio, TX 78249 (The "Lessee") and BancBoston Leasing Inc., a Massachusetts corporation with its principal place of business at 100 Federal Street, Boston, MA 02110 ("Lessor" and "Agent").

     WHEREAS, the Lessor is providing certain leasing accommodations to the Lessee pursuant to and evidenced by a Master Agreement dated as of December 4, 1998, and all Lease Schedules, Exhibits, and Riders thereto (the "Master Agreement"); and

     WHEREAS, in consideration of such accommodations, the Lessee has agreed to secure payment and performance of all obligations arising under the Master Agreement by granting the Lessor a first lien and continuing security interest in cash in an amount of not less than ten percent (10%) of the Acquisition Cost of the Equipment leased under the master Agreement (subject to adjustment to be negotiated by the Lessor and the Lessee for future lease schedules if and to the extent that the total amount secured by this Pledge Agreement exceeds $900,000.00) excluding interest earned thereon (the "cash Collateral").

NOW THEREFORE, for the mutual considerations herein contained, the parties hereby agree as follows:

     1.   Cash collateral.  The term "Cash Collateral" as used herein shall mean
          ---------------
all Cash Collateral delivered to the Lessor pursuant to this Agreement and all additions, substitutions, accessions, and proceeds thereto and thereof.

     2.   Pledge.  As collateral security for the payment and performance in
          ------
full of any and all obligations, indebtedness, and liabilities, and direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Lessee to the Lessor under the Master Agreement and under any other agreement executed in connection therewith (all of the foregoing collectively, the "Obligations"), the Lessee hereby pledges and assigns all of its right, title, and interest, and grants a first lien and continuing security interest to the Lessor, in the Cash Collateral.

     3.   Future Pledges.  To the extent the Lessor extends additional
          --------------
leasing accommodations to the Lessee, the Lessee agrees to pledge and deposit with the Lessor, or at its direction, additional cash, to be additional Cash Collateral, subject to the lien and security interest granted herein and to the terms and provisions of this Agreement in such kinds and amounts as the parties may agree.

     4.   Cash Collateral Account.  The Lessor shall, directly or through its
          -----------------------
agents, deposit the Cash Collateral in an interest-bearing First Rate Account ("Account ") with BancBoston. The Account shall be in the name of "BancBoston Leasing Inc., Agent, as Collateral Pledge for American TeleSource International, Inc., Collateral Account", and shall be administered by the agents or employees of Agent and/or BankBoston. Any notices given with respect to the Collateral or the Account shall be sent to Lessor. Lessor's security interest in and to the Cash Collateral shall extend only to the principal sum deposited by the Lessee, and any and all interest which may accrue on the Account ("Interest") shall be remitted semi-annually to the Lessee directly by BankBoston. In the event that Lessor receives any payment of or in respect of Interest on the Account, it shall hold such payment in trust for the benefit of the Lessee and shall immediately upon receipt notify the Lessee thereof and remit such payment to the Lessee in accordance with the Lessee's written instructions. Any interest earned on such Interest payments received by Lessor while in Lessor's possession or under its control shall also belong to the Lessee and be held in trust by Lessor for the Lessee and shall be remitted to the Lessee along with the original Interest payment. In no event shall Lessor or BankBoston be entitled to deduct, withhold, credit or set off any Interest or interest thereon against any amounts owing from the Lessee to Lessor or BankBoston, respectively, under this Agreement or any other agreement.

     5.   Return of Collateral.  The Cash Collateral shall be held in the
          --------------------
Account until the Obligations shall no longer be outstanding, whereupon Lessor shall assign and deliver to the Lessee such of the Cash Collateral, with interest earned thereon, as has not been applied by Lessor pursuant to the terms hereof and which is held by Lessor or by Agent on Lessor's behalf.

     6.   Remedies Upon Default.  Upon an Event on Default, as hereinafter
          ---------------------
defined, either (i) Lessor, at its option, may transfer at any time to itself or its nominee, or (ii) Agent, at Lessor's option and direction, shall transfer to Lessor or Lessor's nominee any or all of the Cash Collateral and hold same as security hereunder or apply it to any of the Obligations in such order and manner as the Lessor may determine, all at the Lessor's sole discretion.

     7.   Representations, Warranties and Covenants of the Lessee.
          -------------------------------------------------------

  7.1 The Lessee represents and warrants that it is a corporation duly organized, existing, and in good standing under the laws of the State of Texas and is duly qualified and in good standing in every other state where to nature of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Lessee's business or financial condition.

  7.2 The Lessee represents and warrants that the execution, delivery, and performance of and under this Agreement are within the Lessee's corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Lessee's charter, bylaws, or other incorporation papers, or of any indenture, agreement, or undertaking to which it is a party or by which it is bound.

  7.3 The Lessee represents and warrants that it is the legal and equitable owner of the Cash Collateral and holds same free and clear of all liens, charges, encumbrances, and security interests of every kind and nature whatsoever, and the Lessee covenants that it will not assign this Agreement or any interest herein or in the Cash Collateral or any part thereof, or otherwise pledge, encumber, or grant any option with respect to the Cash Collateral or any part thereof, except with the prior written consent of the Lessor.

  7.4 The Lessee represents and warrants that it has good right and legal authority to assign, deliver, and/or create a security interest in the Cash Collateral in the manner hereby provided or contemplated, and the Lessee covenants that it will defend its title to the Cash Collateral against all claims of all persons or entities.

  7.5 The Lessee covenants that it shall not make or allow to be made any withdrawals of cash constituting Cash Collateral, or any part thereof, including the income and proceeds therefrom other than as expressly set forth in this Agreement.

  7.6 The Lessee covenants that it shall at all reasonable times and from time to time, following reasonable notice given to the Lessee by Lessor, allow the Lessor, by or through any of its officer, agents, attorneys, or accountants, to examine, inspect, or make copies or extracts from the Lessee's books and records at Lessor's sole expense.

  7.7 The Lessee covenants that it shall at all times do, make, execute, and deliver all such additional and further acts and instruments as the Lessor may at any time reasonably request in connection with the administration and enforcement of this Agreement or relative to the Cash Collateral, in order to vest more completely in and assure or make available to the Lessor any of the Cash Collateral and rights herewith or hereafter granted, assigned, or transferred to the Lessor, and to carry into effect the provisions and intent of this Agreement.

     8.   Attorney-in-Fact.  The Lessor is hereby irrevocably appointed by the
          ----------------
Lessee as the Lessee's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lessor may deem necessary or advisable to accomplish the purposes hereof upon the Lessee's failure to take such action or execute such instrument as and when required by this Agreement.

     9.   Default.  An event of default ("Event of Default") shall exist
          -------
hereunder if:

     (a) the Lessee breaches any of the foregoing warranties and covenants and such breach continues for ten (10) days following receipt of notice from Lessor;

     (b) the Lessee from and after the date hereof does or attempts to encumber, sell, transfer, or otherwise dispose of any of the Cash Collateral or any interest therein without the prior written consent of the Lessor;

     (c) any of the Cash Collateral is attached or levied upon or seized in any legal proceeding or is held by virtue of any lien or distress, and such attachment, levy or seizure continues from ten (10) days following receipt of notice from Lessor to remove same;

     (d) the Lessee or any maker, endorser, guarantor, or surety of or for any of the Obligations makes or has made any representation or warranty herein, or in the Master Agreement, or in any financial statement delivered pursuant to the Master Agreement, which is or was false or materially misleading when made;

     (e) the Lessee fails to pay or perform when due any of the Obligations and such failure is not cured within the applicable grace period; and/or

     (f) any of the following occurs: the death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws, of, by, or against the Lessee or nay maker, endorser, guarantor, or surety of or for any of the Obligations.

     10.  Waivers.  The Lessee waives presentment, notice, protest, notice of
          -------
acceptance of this agreement, notice of any leasing or other financial accommodations extended, extensions granted, collateral received or delivered, or any other action taken in reliance thereon, all demands and notices in connection with the delivery, acceptance, performance, or enforcement of any Obligation as to which any of the Cash Collateral is pledged, and all other demands and notices of any description (other than notice of default), and assents to any extension or postponement of the time of payment or any other such indulgence, or any substitution, exchange, or release of collateral, and to the addition or re Master Agreement of any party or person primarily or secondarily liable for any of the Obligations.

     11.  Rights and Remedies of the Lessor.  Upon the occurrence of an Event of
          ---------------------------------
Default, or at any time thereafter, without further notice or demand, the Lessor may declare this Agreement to be in default and shall thereafter have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts and of any and all other applicable jurisdictions. Right is expressly granted to the Lessor to apply the Cash Collateral to the Obligations in such order and manner as the Lessor may determine and all at the Lessor's sole discretion.

     12.  Miscellaneous
          -------------

     12.1 No delay or omission on the part of the Lessor in exercising any right, power, privilege, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege, or remedy by the Lessor preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     12.2 No waiver of any right, power, privilege, or remedy shall be effective unless in writing and signed by the Lessor, and such waiver on one occasion shall not be construed as a bar to or waiver of any right, power, privilege, or remedy on any other occasion.

     12.3 All remedies of the Lessor are cumulative and are not exclusive of any other remedy provided in law or equity.

     12.4 This Agreement shall not be amended or modified, nor shall any of the Collateral be released nor shall the pledge or security interest created hereby be extended, except by a writing signed by the Lessee and the Lessor.

     12.5 Any notice required to be given by the Lessee, Lessor/Agent hereunder shall be deemed adequately given if hand delivered or if sent (returned receipt requested) by overnight mail or by certified U.S. mail to any other parts at its address stated herein or at such other place as such party may designate in writing to the other parties. Notice shall be effective on the earlier of (i) actual receipt or (ii) the day after deposit in overnight mail or the third day-after deposit in U.S. mail.

     12.6 All terms not defined herein shall have the meanings set forth in the Master Agreement.

     13.   Termination.  This Agreement shall terminate when all the Obligations
           -----------
secured hereby have been fully paid and performed. At such time, the Collateral shall be distributed as provided in Section 5 above.

     14.   Severability.  The provisions of this Agreement are severable, and if
           ------------
any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or inenforceability shall affect only such clause or provision or part hereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

     15.   Successors and Assigns.  This Agreement and the terms, covenants, and
           ----------------------
conditions hereof shall inure to the benefit of the successors and assigns of the Lessor. The Lessee shall not assign any of its rights or obligations herein.

     16.   Law and Jurisdiction.  The validity and interpretation of this
           --------------------
Agreement and the rights and obligations of the parties shall be governed by the laws of the Commonwealth of Massachusetts (without reference to the choice of law doctrine thereof), and the Lessee irrevocably consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and of nay federal court located therein in connection with any action or proceeding arising out of or related to this agreement.

     IN WITNESS WHEREOF, the Lessee has caused this Agreement to be duly executed as an instrument under seal as of the day and year first written above.

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

MASTER LEASE AGREEMENT


          This MASTER AGREEMENT, dated as of the 4/th/ day of December, 1998, which together with all riders and amendments now or hereafter executed and made a part hereof (the "Master Agreement"), is made at Boston, Massachusetts by and between BANCBOSTON LEASING INC. ("Lessor"), a Massachusetts corporation with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 and American Telesource International, Inc. ("Lessee"), a Texas corporation with its principal place of business at 12500 Network Blvd., San Antonio, TX 78249.

Section 1. LEASE. In consideration of the premises, the Lessee hereby leases from the Lessor the Equipment described in the Lease Schedule attached hereto and agrees to pay rent and perform the terms and conditions set forth herein. Throughout this Lease, "rent" means (a) the amounts set forth in the Lease Schedule as "Monthly Rent", (b) all taxes set forth in Section 8 below, and (c) all other monetary amounts due hereunder.

Section 2. TERM AND PURCHASE OPTION. Lessee shall signify its acceptance of the Equipment by promptly executing and delivering to Lessor a Certificate of Acceptance. This Lease will start on the day Lessee accepts physical possession of the Equipment from the vendor of the equipment as set forth in the Lease Schedule ("Vendor"), provided, Lessor is not bound hereunder until Lessor's authorized officer signs this Lease. Once the Lease begins it will continue for the Term, which shall be the number of full months shown on the Lease Schedule (initial term) plus the interim term (the number of days from the starting date through the last day of the month in which such start occurs). At the end of the Term, Lessee shall purchase the Equipment for the amount set forth in the Lease Schedule.

Section 3. RENT. Lessee agrees to pay Lessor rent throughout the Term monthly in advance for the initial term at the Monthly Rent as set forth in the Lease Schedule, and monthly in arrears at 1/30 of the Monthly Rent for each day of the interim term. Rent is due on the 1/st/ of each month. If all or any part of a payment is not received within ten (10) days of its due date, Lessor will charge Lessee 1.5% per month interest on such amount beginning with such due date (or, if less in either case, the maximum amount permitted by law). Lessor intends that the rents, fees and charges to be paid by Lessee hereunder conform to all provisions of law; however, should any such amounts be in excess of the applicable amounts allowed by law, upon notice thereof Lessor will promptly refund such excess to Lessee.

Section 4. DELIVERY, SELECTION AND PURCHASE OF EQUIPMENT. Lessee agrees that Lessor is not responsible for delivery or installation of the Equipment. Lessee will not have any claim against Lessor if the manufacturer, supplier or Vender delays in delivery or installation. Lessee agrees that LESSOR DID NOT SELECT, MANUFACTURE, SUPPLY OR INSPECT THE EQUIPMENT AND HAS NO EXPERTISE REGARDING THE EQUIPMENT. LESSEE SELECTED THE EQUIPMENT BASED ON LESSEE'S OWN JUDGEMENT. LESSOR IS BUYING THE EQUIPMENT AT LESSEE'S REQUEST ONLY FOR THE PURPOSE OF LEASING IT TO LESSEE. Lessee represents that before signing this Lease (i) it approved the supply contract (if any) between Lessor and Vendor and (ii) it has been advised in writing that Lessee may have rights against the Vender under a supply contract and that Lessee may contact the Vendor to determine the extent of these rights. To the extent transferable, Lessor hereby transfers all warranties of Vendor or manufacturer to Lessee.

Section 5. NO WARRANTIES. Lessee agrees that: (A) LESSOR IS LEASING THE EQUIPMENT TO LESSEE "WHERE IS, AS IS AND "WITH ALL FAULTS". LESSOR DISCLAIMS ANY REPRESENTATION, GUARANTY OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE REGARDING THE EQUIPMENT; (B) Lessor will not be liable for any loss or injury caused to Lessee or any other person or property (including lost profits and consequential, incidental or special damages) caused by the Equipment or its failure to operate properly;

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

(C) IF THE EQUIPMENT DOES NOT WORK AS REPRESENTED BY THE VENDOR, OR IF THE VENDOR OR ANY OTHER PERSON FAILS TO PROVIDE ANY SERVICE OR IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY OTHER REASON, LESSEE WILL MAKE ANY CLAIM SOLELY AGAINST THE VENDOR OR OTHER PERSON AND WILL MAKE NO CLAIM AGAINST LESSOR; and (D) Lessor makes no representation and disclaims any warranty that the Equipment is "Year 2000 Compliant", that is, that any computer application or other systems, if any, which may be contained or included in the Equipment will be able to recognize and perform properly, date sensitive functions involving certain dates prior to and any date after, December 31, 1999.

Lessee shall not assert any defenses against Lessor or its assignees arising from the condition of the Equipment, or the use or intended use of the Equipment.

Section 6. USE, REPAIRS AND SERVICE. LESSEE CERTIFIES THAT THE EQUIPMENT WILL BE USED SOLELY FOR BUSINESS OF COMMERCIAL PURPOSES AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. The Equipment shall be located at the address set forth in the Lease Schedule, which shall be located in the continental U.S., or such other location consented to in writing by the Lessor. Lessee will not make any alterations to the Equipment and will not allow it to be used by anyone except Lessee or Lessee's employees. Lessee will keep the equipment in good working order and in accordance with its manufacturer's service standards, ordinary wear and tear excepted, will service the Equipment as recommended by its manufacturer, will enter into any maintenance contract required by the manufacturer or supplier at its own cost and expense, and will permit its possession, use and operation only in accordance with the law, applicable regulations, and the terms of Lessee's insurance policies. All replacement parts and additions will automatically become Lessor's property, but will be transferred to Lessee, together with the Equipment, at the end of the Term for the purchase price set forth in the Lease Schedule.

Section 7. LOSS; DAMAGE; INSURANCE. Lessee assumes all risk of loss of the Equipment. Lessee will keep the Equipment insured against all risks of loss in an amount not less than its replacement cost (listing Lessor as loss payee and additional insured) and against public liability in an amount satisfactory to Lessor (listing Lessor as additional insured). Lessee will provide upon the acceptance of each item of Equipment, and as requested subsequently, a certificate of insurance or such other evidence of coverage. In the event of loss, theft, destruction, damage, condemnation or other taking of the Equipment, Lessee shall at Lessor's option (i) replace the Equipment with like equipment in good repair and condition or (ii) pay to the Lessor (1) past due rent, (2) all future rent to become due during the unexpired Term discounted to present value at 5%, and (3) all other amounts due under this Agreement.

Section 8. TAXES AND OTHER FEES. Lessee agrees this is a "net" lease and will pay when due (or reimburse Lessor upon demand), and on a net after-tax basis shall indemnify and defend Lessor against (a) all filing, services, administrative and user fees, all taxes, assessments, levies, excises, fees and all other governmental charges that are at anytime imposed or levied upon or assessed against (i) the Equipment, (ii) any rent or other sum payable hereunder (other than any net income tax measured solely by the net income of the Lessor) or (iii) this Lease or the leasehold created herein, or which arise in respect of any use, operation or possession of the Equipment and (b) all penalties and similar charges, whether penal or administrative; and all other fees of any kind which may be charged regarding the leasing, use or ownership of the Equipment with respect to the Term. Lessee shall also reimburse Lessor for any and all costs (including reasonable attorney's fees) incurred in connection with any tax or fee described in this Section 8. Lessee's obligations set forth in this
Section 8 will survive and continue after the end of the Term.

Section 9. INDEMNIFICATION. Lessee agrees to defend Lessor against, indemnify, and reimburse Lessor for (on an after-tax basis) all claims, actions, suits, proceedings, costs, expenses and damages and liabilities in any way relating to or arising out of this Agreement or any Schedule, including, but not limited to, any claim or demand based upon STRICT OR ABSOLUTE LIABILITY IN TORT, any violation of environmental regulations or patent, trademark or other comparable infringements. Lessee shall also reimburse Lessor for all attorney's fees and expenses (whether or not litigation is commenced) incurred in connection with such claims or demands. Lessee's obligations set forth in this Section 9 will survive and continue after the end of the Term.

Section 10. TITLE. The Equipment will remain at all times, sole and exclusive property of Lessor and, if requested by Lessor, Lessee agrees to affix identifying marks to the Equipment designating the ownership by Lessor. The Equipment is considered personal property, and Lessee will not permit it to become affixed to real estate. If Lessor requests, Lessee will provide recordable waivers of any landlord's or mortgagee's interest in the Equipment. Lessee shall keep the Equipment at all times free and clear from all liens, security interests or encumbrances of any nature except those created hereunder or those arising under operation of law incurred in the ordinary course of business which are not delinquent or are being contested in good faith. Upon request of Lessor, Lessee shall execute any documents or instruments which may be necessary or appropriate to confirm, to record or to give notice of ownership including financing statements under the Uniform Commercial Code.

Section 11. SURRENDER TO LESSOR. Immediately upon the expiration of the Initial Term or any Extended Term or at any other termination of this Master Agreement, Lessee shall surrender the Equipment to Lessor in good repair and working order, reasonable wear and tear excepted, by assembling and delivering the Equipment, ready for shipment, to a place or carrier, as Lessor may designate, within the state in which the Equipment was originally delivered to Lessee or to which the Equipment was thereafter moved with the written consent of Lessor. All costs of removal, assembly, packing, and delivery of such equipment to the place designated by Lessor shall be borne by Lessee.

Section 12.  DEFAULT AND REMEDIES.   Lessee agrees that Lessee will be in
default if (a) Lessee fails to pay rent as required hereunder and such failure continues after Lessor gives Lessee five (5) days written notice; (b) Lessee fails to maintain insurance as required herein and such failure continues for ten (10) days following written notice from Lessor; (c) Lessee does not comply with any other term of this Lease or any Schedule and such failure to comply continues after Lessor has given Lessee thirty 930) days written notice; (d) the Equipment is taken or encumbered by any security interest, encumbrance, lien or charge, choate or inchoate; (e) Lessee dies, sells all or substantially all of its assets, or goes out of business; (f) Lessee becomes insolvent, makes or consents to an assignment for the benefit of creditors or to the appointment of a receiver or trustee; (g) a petition is filed by or against Lessee under the Bankruptcy Code; (h) any information supplied to Lessor directly or indirectly by Lessee or Lessee's agents, including all financial information, is not true, correct and complete; (i) Lessee breaches any term of any loan, credit agreement or other material obligation; or (j) any party to any guaranty, letter of credit, subordination or credit agreement or other undertaking ("Undertaking"), given for the benefit of Lessor and obtained in connection with this Master Agreement or Lease Schedule, breaches, fails to continue, contests, or purports to terminate or to disclaim the Undertaking; or such the Undertaking becomes unenforceable; or a guarantor of this Master Agreement or any Lease Schedule shall die, cease to exist or terminate its independent operations; or any event or condition set forth in subsections (f), (g), (h), or (i) of this Section 12 shall occur with respect to any guarantor or other person responsible, in whole or n part, for payment or performance of this Master Agreement or any Lease Schedule.

If any of these defaults occurs, Lessee agrees that Lessor may take one or more of the following actions, in addition to other actions available under law or equity (including without limitation all remedies available under the Uniform Commercial Code): (A) Lessor may cancel this Lease and/or recover damages against Lessee, not as a penalty but as a liquidation for all purposes of what is due to Lessor, including: (1) past due rent, (2) all future rent to become due during the unexpired term discounted to present value at 5%, (3) all late fees and any other charges, reimbursements or payments due and to become due,
(4) reasonable attorney's fees and all costs and expenses incurred in repossessing, storing, repairing, refurbishing, leasing or selling the equipment; and (5) the amounts indemnified in Section 8 (provided, no amount shall be duplicated); and/or (B) Lessor may obtain a court order permitting repossession. Lessee will be liable for any deficiency following repossession and sale. If notice of sale is required to be given to Lessee, Lessee agrees ten (10) days prior to notice is sufficient. Lessor may also sue for the amounts listed in clause "A" above without first remarketing the Equipment, and Lessee waives any rights under any law that provides otherwise.

Section 13. ASSIGNMENT. Lessor may assign any or all of its interest under this Lease and/or the Equipment to a new owner or secured party at any time without prior notice to Lessee, and such new owner or secured party may also assign its rights. Lessee agrees that the new owner or secured party will have the same rights Lessor had under this Lease but will not have to perform any of Lessor's obligations 9in which case Lessor will retain those obligations). Lessee also agrees that the rights of the new owner or secured party will not be subject to any claims, defenses or set-offs that lessee may have against Lessor or any other person and that any assignment by Lessor would not materially change Lessee's obligations under this Lease or substantially increase Lessee's burdens or risks or constitute a delegation of material performance. LESSEE MAY NOT ASSIGN (TRANSFER) ANY OF ITS INTERESTS UNDER THE LEASE TO ANY OTHER PERSON OR SUBLEASE ANY OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ANY ATTEMPTED SUBLEASE OR ASSIGNMENT WILL BE VOID AND IS A DEFAULT HEREUNDER.

Section 14. REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants that (i) Lessee is duly organized, validly existing and in good standing in the jurisdiction of its organization and each jurisdiction in which it conducts business, (ii) this Agreement and each Schedule have been and will be duly authorized and upon execution by Lessee shall constitute the legal, valid and binding obligation of Lessee enforceable against Lessee in accordance with its terms, (iii) there are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency that would have a material adverse effect on Lessee's business, (iv) Lessee is not in default under any obligation for borrowed money or for the deferred purchase price of property, any lease agreement or any other agreement; (v) the financial and other information that Lessee has submitted, or will submit, is or will at the time of the submission be accurate and true; and (vi) Lessee has reviewed the relevant areas within its business and has developed or is developing a program to become on a timely basis "Year 2000 Compliant", and from time to time, at the request of Lessor, Lessee shall provide to Lessor such updated information or documentation as is requested regarding the status of its efforts to become year 2000 Compliant.

Section 15. FINANCIAL STATEMENTS. Lessee shall annually, within ninety (90) days after the close of its fiscal year, furnish to Lessor financial statements of Lessee, including a balance sheet as of the close of such year and statements of income and retained earnings for such year, prepared in accordance with generally accepted accounting principles, consistently applied from year to year, and certified by independent public accountants for Lessee reasonably acceptable to Lessor. If requested by Lessor, Lessee shall also provide quarterly financial statements of Lessee, similarly prepared for each of the first three quarters of each fiscal year, certified (subject to normal year-end audit adjustments) by the chief financial officer of Lessee and furnished to Lessor within forty-five (45) days following the end of each quarter, and such other financial information as may be reasonably requested by Lessor.

Section 16. NON-CANCELABLE AGREEMENT: NO OFFSET. NEITHER THIS AGREEMENT NOR ANY SCHEDULE MAY BE CANCELED FOR ANY REASON WHATSOEVER. LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OF ANY PAYMENT DUE HEREUNDER OR ANY SCHEDULE, NOR TO ANY DEFENSE, REDUCTION, OFFSET, COUTERCLAIM, RECOUPMENT OR DEDUCTION FOR ANY REASON WHATSOEVER NOR TO ANY EXCUSE FROM THE PERFORMANCE OF ANY OF ITS OBLIGATIONS UNDER THIS LEASE OR ANY SCHEDULE. LESSEE'S OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL.

Section 17. LESSOR'S PAYMENT; POWER OF ATTORNEY. If Lessee fails to perform any obligation hereunder, Lessor may at its option (but without any obligation to anyone to do so) perform such obligation, and

Lessee shall reimburse Lessor on demand for any costs incurred plus interest at the rate of 18% per annum or, if lower, the maximum rate allowable by law from the date of any such payment by Lessor. Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact to do any act that Lessee is obligated to do under this Agreement and to exercise any and all rights and powers as Lessee might exercise with respect to the Equipment.

Section 18. PLACE FOR SUIT; JURY WAIVER. Lessee agrees that: this Lease will be governed by the internal laws of the Commonwealth of Massachusetts, LESSEE WAIVES TRAIL BY JURY AND CONSENTS TO PERSONAL JURISDICTION IN THE STATE AND FEDERAL COURTS IN MASSACHUSETTS; ANY LEGAL PAPERS FOR ANY LAW SUIT WILL BE PROPERLY SERVED IF MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, WITH DELIVERY TO LESSEE; and ANY LAWSUIT ARISING OUT OF THIS LEASE, REGARDLESS OF WHO FILES THE SUIT, MUST BE BROUGHT ONLY IN THE STATE OR FEDERAL COURTS IN MASSACHUSETTS AND NOT ELSEWHERE, UNLESS LESSOR AGREES IN WRITING OR ELECTS OTHERWISE.

Section 19. GENERAL. Any notice to Lessor under this Lease shall be in writing and shall be deemed given if mailed by registered or certified mail, return receipt requested, or by overnight courier via a nationally recognized provider of such services, to Lessor at the address listed on the front page of this Lease, Attention: Contract Manager, Angela Petrone, Vendor Finance, or if to Lessee, mailed first class to the address similarly shown unless changed in writing. Notice to Lessee of a Lessor assignment constitutes such change of address. Notices shall be effective upon receipt. This Lease constitutes the entire agreement between Lessor and Lessee and supersedes any prior oral or written agreements. This Lease shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. This Lease nay not be modified, amended or terminated except by a writing signed by Lessee and an Executive Officer of Lessor. For the purposes of any arbitration, court proceeding, audit, accounting or otherwise, Lessee agree that any copy, reproduction or image (electronic or otherwise) kept of this Lease by Lessor in the ordinary course of business shall be conclusive, final and binding upon the parties hereto and evidence for all purposes.

Section 20. NON-WAIVER. Lessor's failure to require performance by Lessee of any of the provisions of the Lease shall not be a waiver thereof.

Section 21. CAPTIONS. Captions in this Lease are for convenience only. Lessee certifies that Lessee has read ALL TWENTY-ONE (21) Sections of this Lease and all applicable Schedules and agrees to all terms herein.

LESSEE: AMERICAN TELESOURCE         Accepted At Boston, Massachusetts
      INTERNATIONAL, INC.           LESSOR: BANCBOSTON LEASING INC.

Printed Name: H. Douglas Saathoff

By:/s/ H. Douglas Saathoff          By:__________________________________

Title:VP Finance                    Title:_______________________________

Date: 12/7/98                       Date:________________________________

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